Investor Presentation | June 2020 1

Forward Looking Statements Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, those risks and uncertainties discussed in the Company’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, all of which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers. 2

Recent Events March/April 2020 • Acquired leasehold interest in Shorebreak for ~8% cap rate • Named Top 5% Worldwide Real Estate platform by ISS-OEKOM • Implemented COVID-19 Action Plan • 20 Hotels suspended operations as a result of COVID-19 May 2020 • Reopened Charleston Renaissance and Orchards Inn • Executed term sheet to extend mortgage at Salt Lake City • Finalized term sheet for credit facility amendment June 2020 • Key West properties reopened June 1 • Planning to resume operations at nine additional hotels • Sheraton Key West converted to Barbary Beach House Key West 3

DiamondRock at a Glance

2019 FINANCIAL SUMMARY	
Hotels (Rooms)	31 (>10K)
Total Revenue	$938.1MM
Room Revenue	$661.2MM
Hotel EBITDA Margin	29.70%
Outstanding Debt	$1.09B
Net Debt/EBITDA	3.7x

CREDIT FACILITY COMPLIANCE[1]

Covenant	Limitation	DRH Q1'20
Maximum Leverage Ratio	<60.0%	34.4%
Fixed Charge Coverage Ratio	>1.50x	2.92x
Secured Indebtedness to Total Asset Value	<45.0%	20.9%
Unencumbered Leverage Ratio	<60.0%	50.3%
Unencumbered Debt Service Coverage Ratio	>1.20x	1.49x

Current Cash Balance[2]	$370MM

URBAN AND RESORT HOTELS IN TOP MARKETS[3]



4% San Diego
3% Denver
4% Washington DC
4% Other
4% San Francisco
30% Resort
Frenchman's Reef(5)
11% Other CBD(4)
11% New York
14% Boston
14% Chicago

HIGH QUALITY BRANDS[3]



KIMPTON
HOTELS & RESTAURANTS
Independent
4%
9%
Hilton
HOTELS & RESORTS
11%
76%
Marriott
Westin
Courtyard
Autograph
Renaissance
Sheraton

(1) This section presents ratios as of March 31, 2020 in accordance with the terms of our credit facility, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information about our financial condition or results of operations. These measures should not be relied upon other than for purposes of testing our compliance with the revolving credit facility.
(2) As of 5/31/2020
(3) Weighted by 2019 Actual EBITDA
(4) Other CBD includes Burlington Hilton, Salt Lake City Marriott, and Worthington Renaissance.
(5) Based on 2016 actual EBITDA

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DiamondRock Balance Sheet Profile (1) DiamondRock Has Significant Liquidity, FUTURE PRINCIPAL PAYMENTS (IN $MM) Balance Sheet Flexibility and No Material Near-Term Maturities • Debt statistics as of Q1 $400 • Net debt-to-EBITDA: 4.6x $350 • Net Debt Per Key: $101K $50 $326 • TTM Net Debt yield: 24.3% $145 $55 $80 2020 2021 2022 2023 2024 2025 • No preferreds and no JVs Secured Debt Term Loan Revolver (2) • 23 of our 31 hotels are unencumbered by debt LEVERAGE BELOW PEER AVERAGE 10.4 9.5 • 67% of 2019 Actual Hotel EBITDA unencumbered by debt 8.8 - 77% if Frenchman’s Reef were stabilized 6.3 Average: 5.4X 4.7 • All secured debt is non-recourse to DiamondRock 3.9 3.7 3.5 • Expect to refinance November 2020 maturity to 2022-23 1.5 1.2 • $370MM of unrestricted cash on hand as of 5/31/2020 AHT BHR HT INN PEB XHR DRH RLJ HST SHO (1) As of Q1 2020 (2) Source: Baird. As of 12/31/2019. Net Debt plus preferred / 2019 Consensus EBITDA 5 Note: Leverage calculation is not adjusted for estimated EBITDA contribution from Frenchman’s Reef

Agenda COVID-19 Action Plan DiamondRock at a Glance Resort Focus 1 Capturing Secular Growth ROI Projects 2 Creating Shareholder Value 4 Asset Repositioning 3 Unlocking Asset Value Corporate Citizenship 4 OEKOM Ranks DRH Top 5% 6

COVID-19 ACTION PLAN 7 The Landing, Lake Tahoe

DiamondRock Action Plan

Balance Sheet	Bank Debt: Finalizing covenant waiver with bank group. 2020 Maturity: Executed term sheet to extend Salt Lake City Mortgage CMBS Debt: Seeking relief
Reduced Capital Expenditures	Reduced capital expenditures by 65% Non-essential capital expenditures cancelled or postponed
Suspended Dividends	Suspended common share dividend effective Q1 2020 No preferred equity in capital structure
Paused Share Repurchases	Paused share repurchases after $10MM investment in Q1 2020
Operating Cost Reductions	Suspended operations at 20 hotels in March/April Minimum Staffing (security, engineering, and minimal front desk)
Corporate Overhead	Reduced cash G&A by $5MM or over 20%
Public Assistance	Exploring Employee Retention Tax Credit under CARES Act Temporary hospitals and housing first responders
Liquidity	$370MM cash on hand currently

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Minimizing “Cash Burn” Rate Property Level Cash Burn $11-12MM Per Month Principal & Interest $5.5MM Per Month Corporate Overhead $2.0MM Per Month Monthly Cash Burn $18.5-19.5MM Per Month Note: Property Level Cash Burn includes all taxes, insurance, utilities, essential labor and ground lease payments 9

Long Runway Under Conservative Assumptions Cash Balance(1) $370MM Less: Essential CapEx ($26MM) Cash After Major Items $344MM $344MM Cash Balance 18 Months of Runway $19MM Monthly Burn Assumes extension of SLC Mortgage (1) As of 5/31/2020 10

THE ROAD BACK 11 Renaissance Charleston Historic District

Group Cancellations Slowing % Share of Weekly Cancellations Mar 16 Mar 23 Mar 27 Apr 3 Apr 10 Apr 17 Apr 24 May 1 May 8 May 15 May 22 Total to Date February 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% March 55% 18% 9% -3% 0% 0% 0% 0% 0% 0% 0% 17% April 29% 46% 19% 6% 2% 0% 10% 0% 15% 0% 0% 20% May 8% 21% 56% 36% 25% 3% 28% 7% 23% 1% 1% 19% June 5% 17% 13% 14% 47% 35% 17% 28% 32% 14% 7% 17% July 3% -3% 3% 44% 19% 14% 21% 16% 9% 26% 21% 11% August 0% 0% 0% 0% 6% 17% 16% 23% 0% 11% 49% 7% September 0% 0% 0% 0% 0% 20% 7% 11% 0% 27% 4% 4% October 0% 0% 0% 2% 0% 11% 1% 2% 21% 19% 11% 3% November 0% 0% 0% 0% 0% 0% 0% 14% 0% 2% 4% 1% December 0% 0% 0% 0% 0% 0% 0% 0% 0% 2% 3% 0% Cumulative Group Revenue Cancelled $22,909 $45,071 $53,924 $63,936 $67,885 $77,864 $83,951 $92,384 $94,201 $98,112 $101,175 $101,175 (in MM) 12

Hotel Occupancy Gradually Rebuilding Trailing 7 Day Average Portfolio Occupancy 90.0% 80.0% 70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 16.5% 10.0% 0.0% 2/29/2020 3/10/2020 3/20/2020 3/30/2020 4/9/2020 4/19/2020 4/29/2020 5/9/2020 5/19/2020 13

Resuming Hotel Operations June Projected 6/30 DiamondRock anticipates over two-thirds of hotels 9 will be operating Hotels Expected to Resume by the end of Operations Q2 2020 6/1 Havana Cabana May Barbary Beach House Charleston Renaissance 23 Operating March/April Orchards Inn Hotels 10 Operating Hotels 14

Breakeven Occupancy Hotel EBITDA expected to break even at approximately 40% portfolio occupancy level FFO $0MM Corporate EBITDA $5.5MM Hotel EBITDA $8MM GOP $15MM Monthly Burn Rate 20% 30% 40% 50% 60% Occupancy Rate 15

COMPANY OVERVIEW 16 The Landing, Lake Tahoe

Strong Resort Market Presence Approximately 1/3 of portfolio located in destination resort markets. 17

High Quality Portfolio in Key Gateway Markets Approximately 2/3 of portfolio located in top, gateway markets. 18

RESORT STRATEGY RATIONALE 19 L’Auberge de Sedona

Research Demonstrates Small Resorts Outperform • According to CBRE/PKF research study, small resorts(1) have: • Less downside risk due to larger stream of reliable non-rooms revenue • Preserved the most ADR through the recession of the early 2000s • Achieved superior levels of ADR growth since 2009 to all other market classes REVPAR CAGR FROM 1987 - 2017 4.5% Total US: 4.0% 4.2% 4.0% 3.1% 3.5% 3.8% 3.0% 3.1% 3.3% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% 1 Small Resorts Upper Upscale Luxury All Resorts All Urban Hotels Source: CBRE Hotels Research. (1) Collection of non-golf resorts with less than 200 rooms 20

DRH Lifestyle & Independent Strategy

RATIONALE FOR TARGETING LIFESTYLE HOTELS, INDEPENDENTS, & SOFT BRANDS

- To grow with shift towards experiential travel
- Reduces reliance on traditional brands
- Balances portfolio
- Greater opportunity for smaller deals
- Target allocation will be achieved through acquisitions of lifestyle hotels, independents and soft brands and dispositions of traditional boxes

CURRENT ALLOCATION(1)



Lifestyle, Independents, & Soft Brands 22%
Traditional Brands 78%

LONG-TERM TARGET ALLOCATION



Lifestyle, Independent, & Soft Brands 33%
Traditional Brands 66%

(1) Independent, lifestyle and soft brand hotels include the Havana Cabana, Cavallo Point, Hotel Emblem, L'Auberge de Sedona, Orchards Inn, The Landing, Palomar Phoenix, Shorebreak Hotel, the Lexington and The Gwen. Soft brands, including Autograph and Luxury Collection, are included as lifestyle / boutique. Based on 2019 actual EBITDA for all properties except Frenchman's Reef and Havana Cabana where 2016 actual used due to closure. Pro forma for full year for acquisitions.

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Consumers Spending More on Experiences Than Material Goods Indexed Spending Growth (1980-2019) 15-Year Spending CAGR (2004-2019) 5.0% 1,000 900 4.0% 800 700 Shift in Consumer 3.0% 600 Spending 500 2.0% 400 300 1.0% 200 100 0.0% 1980 1985 1990 1995 2000 2005 2010 2015 Motor Vehicles Jewelry and Home Experiences (1) Watches Furnishings Motor Vehicles Home Furnishings Jewelry and Watches Experiences (1) Source: Bureau of Economic Analysis. Note: Represents personal consumption expenditures by category indexed to 100 for the year 1980. (1) Experiences include the following Bureau of Economic Analysis categories: accommodations, air travel, foreign travel by US residents, membership clubs, sports centers, parks, theaters, museums, casino gambling, and food services. 22

Resort Thesis Already Proven Successful EBITDA Multiple @ EBITDA Increase Investment ($MM) Purchase YE 2019 $MM Burlington Hilton $64 16.5x 8.9x $3.9 Cavallo Point $154 13.8x 13.9x $0.1 Charleston Renaissance $43 11.9x 7.0x $2.9 Fort Lauderdale Westin $167 14.8x 10.7x $5.5 Frenchman's Reef & Morning Star $266 7.1x 10.6x $14.4 Havana Cabana $54 12.2x 15.8x ($0.5) Key West Suites $109 14.9x 18.3x ($0.4) The Landing Resort & Spa $44 17.8x 25.9x ($0.7) Sedona - L'Auberge $67 15.8x 8.6x $3.6 Sedona - Orchards Inn $31 13.7x 14.2x $0.0 Shorebreak $63 14.6x 11.5x $1.5 Sonoma Renaissance $40 10.7x 5.7x $4.0 Vail Marriott Mountain Resort $96 13.4x 8.7x $6.2 Total Resort $1,197 13.1x 10.9x $40.5 Note: Frenchman’s Reef Pro Forma Stabilized EBITDA. Cavallo Point and Key West Suites adjusted for renovation disruption. 23

ROI PROJECTS 24 Hotel Emblem

Renovated Portfolio Positioned to Gain Share >70% of DRH portfolio has been renovated in recent years. CapEx as a % of Revenue (3-Year Average)(1) 14.7% 14.1% 11.9% 10.5% 9.8% 9.0% 7.9% 7.3% DRH HT SHO PEB RLJ XHR HST PK $110 Million Renovation Complete $27 Million Renovation Complete Chicago Marriott Downtown Magnificent Mile The Gwen, Luxury Collection Source: Evercore/ISI 2518 1) Average based on 2017-2019 Spend

ROI Projects Drive Shareholder Value Expected Expected Incremental Incremental Incremental Projected Property Project Capital Spend Project Status EBITDA Value Completion ($MM) ($MM) ($MM) Hotel Emblem Complete Renovation and Repositioning $5.1 $1.5M - $1.8 $25 - $30 Complete Q1 2019 Worthington Renaissance Restaurant and Lobby Renovation $7.8 $1.7 $20 Complete Q4 2019 JW Marriott Denver Renovation and Restaurant Repositioning $2.4 $1.3 $17 Complete Q1 2020 The Lodge at Sonoma Reposition as Autograph Collection $5.0 $1.2 $17 In Progress Q2 2021 Q2 2021 Barbary Beach House Key West Reposition as an Independent Hotel $10.7 $1.7 - $2.2 $23 - $31 In Progress (June 1, 2020 Brand Conversion Complete) Vail Marriott Resort Renovation and Repositioning $27.0 $3.0 - $4.0 $41 - $55 In Planning Q3 2021 Hilton Boston Downtown 29 Additional Guestrooms $5.5 $1.0 $14 In Planning Q4 2021 Sedona - Orchards Inn Reposition as Cliffs at L'Auberge $17.6 $3.7 $53 In Planning 2022 Additional 17 Keys and Resort The Landing Resort & Spa $5.7 $0.9 $12 In Planning 2022 Enhancements Total $86.8 $16.0 - $17.8 $222 - $249 2019-2022 Value-Add Investments Are Expected To Create $0.67/sh to $0.80/sh of Value 26

Cavallo Point: 10 Years of ROI Opportunities Newly acquired luxury resort located in Golden Gate National Recreation Area in Sausalito, CA. Situational Overview • Famous luxury resort in highly desirable Sausalito • Situated at the base of the Golden Gate Bridge with sweeping views of the San Francisco Bay • Average daily rate over $400 • Independently branded with third-party operator • Low-to-zero supply growth market Numerous Upside Opportunities • Owner-operated with upside from asset management best practices • Convert former unused guard house at resort’s entrance into a bakery and F&B outlet – incremental $2MM in revenue • Entitlement allows for an additional 83 Keys Project Purchase Price Yield on TTM NOI Total RevPAR EBITDA Multiple Details $152MM 6.7% $809 12.8x 27

ASSET REPOSITIONING 28 Havana Cabana

Short Term Agreements Driving Value Over 70% of EBITDA(1) Not Encumbered by Brand and Management in 2026 One of the least encumbered portfolios among all full-service REITs 2020 2026 33% 27% 67% 73% Management 29% 23% 24% 47% Brand 48% 29% 9 Hotels Terminable Franchise Agreements Encumbered Unencumbered 29 1) Based on 2019 EBITDA

Announcing Barbary Beach House Key West Sheraton Suites Key West (Before) Barbary Beach House Key West (After) Projected ADR Total Renovation Savings in Annual High Occupancy Leisure Project Increase Cost Brand Fees Market Business Details 5% $19.2MM $1.5MM +80% in 2019 80% 30

CORPORATE CITIZENSHIP 31 Cavallo Point, the Lodge at Golden Gate Bridge

Responsible Corporate Citizen GRESB (2) ISS-ESG Corporate ISS ESG Rankings Annual Results Ranking 2016 2017 2018 2019 Environmental Currently DRH GRESB 50 53 75 81 Score Ranked Peer Score 51 57 58 69 Average(1) Index to Peer #2 98% 93% 129% 117% Score Average Social of 174 US Real Estate Companies Governance DiamondRock ranks in the top 5% of the Worldwide Real Estate Sector, earning an ISS ESG Prime designation (1) Lodging Peer Average is based on 17 Lodging Companies including 10 REITs 32 (2) ISS will not provide Quality Ranking of peer set to DRH without enrolling in their advisory services, however score is relative to peer set

APPENDIX Shorebreak Hotel

A Closer Look At Hotel Staffing Models Manager Hourly Total FTE Average Monthly Headcount Headcount Headcount Payroll (in 000’s) Total 736 3,822 $25,550 Portfolio 4,559 Prior Staffing Prior Average 24 123 147 $851 Manager Hourly Total FTE Projected Headcount Headcount Headcount Monthly Payroll (in 000’s) Total 194 148 $5,968 Portfolio 343 Average Current Staffing 6 5 11 $199 Decreased Monthly Payroll Expense Nearly 80% 35

Scaling Back Hotel Operations 4/10 Chicago 4/6 Marriott Charleston 3/31 Renaissance Chicago Gwen Palomar Phoenix Five closures due to Orchards Inn government mandates Burlington 3/29 Hilton The Lexington Hotel 15 Hilton Garden Elective 3/27 Inn Times Sq New York Suspended Courtyard 5th 3/25 Ave Operations 3/23 Boston Westin Boston Hilton The Landing Resort Lake Tahoe Hotel Emblem Havana Cabana Sheraton Suites 3/22 Key West Denver JW 3/21 Marriott 3/20 Sonoma 5 Denver Courtyard Mandated Suspended Vail Marriott 3/17 Operations Cavallo Point 36

Non GAAP Measures The Company considers the following non-GAAP financial measures to be useful to investors as key supplemental measures of operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA and Hotel Adjusted EBITDA. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA and Hotel Adjusted EBITDA, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. EBITDA represents net income (calculated in accordance with U.S. GAAP) excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; and (3) depreciation and amortization. The Company computes EBITDAre in accordance with the National Association of Real Estate Investment Trusts ("Nareit") guidelines. Nareit defines EBITDAre as EBITDA plus or minus losses or gains on the disposition of depreciated property, including gains/losses on change of control, impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates. Hotel EBITDA represents net income excluding: (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate general and administrative expenses and (5) hotel acquisition costs. We believe that Hotel EBITDA provides our investors a useful financial measure to evaluate our hotel operating performance, excluding the impact of our capital structure (primarily interest), our asset base (primarily depreciation and amortization), and our corporate-level expenses (corporate expenses and hotel acquisition costs). We believe that excluding the effect of corporate-level expenses provides a more complete understanding of the operating results over which individual hotels and third-party management companies have direct control. We believe property-level results provide investors with supplemental information on the ongoing operational performance of our hotels and effectiveness of the third-party management companies operating our business on a property-level basis. We adjust EBITDAre and Hotel EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted EBITDA and Hotel Adjusted EBITDA when combined with U.S. GAAP net income, EBITDAre, and Hotel EBITDA, is beneficial to an investor's complete understanding of our consolidated and property-level operating performance. Hotel Adjusted EBITDA margins are calculated as Hotel Adjusted EBITDA divided by total hotel revenues. We adjust EBITDAre and Hotel EBITDA for non-cash lease expense and other amortization, cumulative effects of a change in accounting principle, gains or losses from early extinguishment of debt, hotel acquisition costs, severance costs, hotel manager transition items and certain other items that we consider outside the ordinary course of business and that we do not believe reflect the ongoing performance of the Company or our hotels. Such items may include, but are not limited to, the following: pre- opening costs incurred with newly developed hotels; lease preparation costs incurred to prepare vacant space for marketing; management or franchise contract termination fees; gains or losses from legal settlements; costs incurred related to natural disasters; and gains on property insurance claim settlements, other than income related to business interruption insurance. Reconciliations of net income (loss) to EBITDA, EBITDAre, Adjusted EBITDA and Hotel EBITDA can be found in the Company’s earnings press releases. 37

Definitions • Net Debt represents total debt less unrestricted cash • Net Debt to EBITDA represents Net Debt divided by trailing twelve months EBITDA • Net Debt Yield represents Hotel EBITDA divided by Net Debt 38